©2023 eHealthInsurance Services, Inc. Q3 2023 Financial Results 1

©2023 eHealthInsurance Services, Inc. 2 Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our estimates regarding Medicare enrollment growth and estimated Medicare membership; our estimates regarding commissions receivable collection and our retention rates; our 2023 operational priorities; our 2023 annual guidance for total revenue, GAAP net loss, adjusted EBITDA and operating cash flow; our expectations regarding our business, including market opportunity and our competitive advantage; and other statements regarding our future operations, financial condition, prospects and business strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

©2023 eHealthInsurance Services, Inc. 3 Q3 2023 Highlights  Q3 2023 revenue increased 21% year-over-year to $64.7 million, including $12.2 million in positive net adjustment, or tail, revenue reflective of positive trends in customer retention and commissions.  Successfully completed our AEP preparations. Achieved our licensed agent headcount goals and conducted a comprehensive training program.  Q3 2023 MA LTV increased 5% to $997, driven primarily by strong performance of existing member cohorts both in retention and cash generation.  Operating cash flow for the trailing twelve months ended September 30, 2023 was $8.1 million, a significant improvement from the trailing twelve months ended September 30, 2022 of $(110.6) million.  Q3 2023 cash used in operations of $24.7 million improved $5.0 million compared to Q3 2022.  Q3 2023 GAAP net loss of $37.0 million improved $2.1 million compared to Q3 2022 GAAP net loss of $39.1 million.  Q3 2023 adjusted EBITDA(1) of $(28.1) million improved $5.0 million compared to Q3 2022 adjusted EBITDA(1) of $(33.1) million.  Encouraging retention trends for the most recent AEP cohort which continues to retain better than the prior two AEP cohorts.  Successfully completed our company rebrand in early October, which was designed to reflect the transformational work that has taken place over the past 2 years, and to foster greater brand recognition.  Q3 2023 marketing & advertising expense declined 5% year-over-year, driven by a 9% decline in variable marketing expense partially offset by our rebrand investments. (1) Adjusted EBITDA is calculated by excluding dividends for preferred stock and change in preferred stock redemption value (together "the impact from preferred stock"), income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

Rebuilt brand identity

On October 2nd, eHealth launched a rebrand with the goal of striking a new tone in our consumer messaging, emphasizing simplicity, consumer empowerment, and genuine authenticity.



Consistent brand platform
Cross-channel optimization & testing
Digital advertising
Email
Emerging channels
TV
Direct mail
Messaging
Targeting



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Our rebrand spans the entirety of the customer experience with eHealth, beginning with discovery and customer testing through our brand platform and marketing.

©2023 eHealthInsurance Services, Inc.
eHealth | 4

Positive Year-over-Year Dynamic in Q3 Revenue & Profitability

Q3 2023 revenue increased 21% year-over-year while GAAP net loss and adjusted EBITDA[1] improved by $2.1 million and $5.0 million, respectively.

Year-over-year upside in the quarter was primarily driven by the $12.2 million in positive net adjustment or tail revenue that we recognized in Q3.



Total Revenue ($MM)
$ 53.4
21%
$ 64.7
Q3-FY22
Q3-FY23



Net Loss ($MM)
($39.1)
Q3-FY22
($37.0)
Q3-FY23



Adjusted EBITDA (1) ($MM)
($33.1)
Q3-FY22
($28.1)
Q3-FY23

(1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

©2023 eHealthInsurance Services, Inc. eHealth | 5

©2023 eHealthInsurance Services, Inc. 6 Continued Tail Revenue & Commissions Receivable Strength eHealth’s cumulative tail revenue since transitioning to ASC 606 in 2018 is now up to $186 million, after the company recognized an additional $12.2 million in net tail revenue in Q3 2023. $86 $125 $146 $153 $186 2019 2020 2021 2022 2023 (YTD) Cumulative tail revenue recognized ($, MM) Significant cumulative tail revenue combined with stable LTVs underscore the reliability of eHealth’s Commissions Receivable balance. We finished Q3 ‘23 with $781 million in Commissions Receivable and expect to increase this asset further in connection with our expected return to enrollment growth in the fourth quarter. $358 $604 $757 $786 $781 2019 2020 2021 2022 2023 Current & Non-Current Commissions Receivable as of September 30th ($, MM)

Q3 Medicare Segment Performance

Q3 2023 Medicare segment revenue grew 23% YoY as a result of $9.3 million in net adjustment revenue and a 5% increase in MA LTV.

Lower Medicare enrollments were a result of an intentional reduction in Medicare variable marketing spend as well as a higher proportion of first-year benefit advisors relative to Q3 2022.



Medicare Segment Revenue ($MM)
$45.1
23%
$55.5
Q3-FY22
Q3-FY23



Medicare Segment Loss(1) ($MM)
($23.0)
($17.5)
Q3-FY22
Q3-FY23



Medicare Advantage Approved Members (000s)
37.8
(7%)
35.1
Q3-FY22
Q3-FY23



Medicare Est. Ending Membership (000s)
904.6
(4%)
868.3
Q3-FY22
Q3-FY23

(1) Segment loss is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, and other income (expense), net.

©2023 eHealthInsurance Services, Inc.
eHealth | 7

Q3 Individual, Family, and Small Business Segment Performance

Q3 2023 Individual, Family, and Small Business segment results reflect a year-over-year decrease in Q3 enrollment volume, offset by higher LTVs, as well as $2.9 million in segment tail revenue, which increased by $1.1 million year-over-year.

Year-over-year growth in segment tail was almost entirely driven by our SMB book of business.



Individual, Family, and Small Business Segment Revenue ($MM)
$8.2
12%
$9.2
Q3-FY22
Q3-FY23



Individual, Family, and Small Business Segment Profit ($MM) (1)
$2.7
72%
$4.6
Q3-FY22
Q3-FY23



IFP, SMB & Ancillary Approved Members (000s)
24.3
(26%)
17.9
Q3-FY22
Q3-FY23



IFP, SMB & Ancillary Est. Ending Membership (000s)
368.4
(14%)
315.7
Q3-FY22
Q3-FY23

(1) Segment profit is calculated as total revenue for the applicable segment less direct and indirect allocated marketing and advertising, customer care and enrollment, technology and content and general and administrative operating expenses, excluding stock-based compensation expense, depreciation and amortization, impairment, restructuring and other charges, and other income (expense), net.

©2023 eHealthInsurance Services, Inc. eHealth | 8

©2023 eHealthInsurance Services, Inc. Third quarter operating cash outflow was $24.7 million, an improvement from $29.6 million in Q3 2022. Despite supporting a larger staff than we did a year ago, higher commissions collected, lower marketing & advertising expense, as well as fixed cost discipline drove the year-over-year improvement. 9 Cash Flow & Liquidity Metrics ($110.6) $8.1 TTM Sept 30, 2022 TTM Sept 30, 2023 Operating Cash Flow ($MM) $144.4 $160.6 Dec 31, 2022 Sept 30, 2023 Ending Cash, Cash Equivalents & Marketable Securities ($MM)

©2023 eHealthInsurance Services, Inc. Total Cash Collected by Revenue Type Despite a 4% year-over-year decline in estimated Medicare membership as of September 30, 2023, total commission cash collected increased by 3% year-over-year. This reflects the increase in commission payments that we have experienced over the past year. 10 (1) We distinguish between commission and non-commission based cash collections using the same methodology we use to distinguish between commission revenue and revenue from non-commission sources, which can be found in our form 10-K filed with the SEC on March 1, 2023. $127.0 $59.7 $52.0 $65.0 $177.8 $76.8 $58.2 $66.8 $174.5 $77.2 $66.0 $72.7 $154.4 $73.9 $67.9 $8.9 $3.6 $46.3 $15.3 $8.1 $5.7 $16.4 $11.8 $14.6 $4.8 $1.5 $25.3 $6.0 $7.1 $8.1 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Commission Non-Commission & Others $303.6 $379.7 $390.4 $74.0 $42.0 $46.1 FY2020 FY2021 FY2022 (1)

©2023 eHealthInsurance Services, Inc. 11 FY23 Operational Priorities Build on our progress within eHealth’s omnichannel marketing and lead generation engine 1 Improve conversion rates across our entire enrollment platform 2 Introduce the next evolution of our customer retention strategy Further diversify eHealth’s revenue streams 43

©2023 eHealthInsurance Services, Inc. 12 FY23 Guidance 2023 Full Year Guidance Range (in millions) Total Revenue $439 – $459 GAAP Net Loss $46 – $26 Adjusted EBITDA(1) $(3) – $17 Operating Cash Flow $(30) – $(15) We are reaffirming our previously issued guidance ranges for the fiscal year ending December 31, 2023: (1) Adjusted EBITDA is calculated by excluding the impact from preferred stock, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, impairment, restructuring and other charges, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles.

©2023 eHealthInsurance Services, Inc. Appendix 13

©2023 eHealthInsurance Services, Inc. 14 GAAP Net Loss Attributable to Common Stockholders to Adjusted EBITDA Reconciliation

©2023 eHealthInsurance Services, Inc. 15 Reconciliation of Non-GAAP Financial Measures to Guidance